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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 20, 2002
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                           SONTRA MEDICAL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                   Minnesota
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                 (State or Other Jurisdiction of Incorporation)

                   0-230 17                               41-1649949
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           (Commission File Number)            (IRS Employer Identification No.)


        58 Charles Street, Cambridge, Massachusetts                02141
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        (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: (617) 494-4337
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective June 20, 2002, pursuant to an Agreement and Plan of Reorganization, dated as of February 27, 2002, as amended as of May 14, 2002, (the "Merger Agreement"), by and among ChoiceTel Communications, Inc. (the "Company"), CC Merger Corp., a wholly owned subsidiary of the Company ("Sub"), and Sontra Medical, Inc. ("Sontra"), Sub merged with and into Sontra (the "Merger"), with Sontra as the surviving company. Following the Merger, the Company changed its corporate name to Sontra Medical Corporation and began operating in Sontra's line of business.

         Promptly after the effective time of the Merger, the Company will issue an aggregate of approximately 6,210,289 shares of its common stock in exchange for all of the outstanding shares of capital stock of Sontra, resulting in the shareholders of Sontra owning an aggregate of approximately 67% of the outstanding common stock of the Company and the existing shareholders of the Company owning an aggregate of approximately 33% of the outstanding common stock of the Company. Pursuant to the terms of the Merger Agreement, each outstanding share of Sontra capital stock converted into the right to receive 0.1927 shares of common stock of the Company. Each holder of Sontra capital stock who is otherwise entitled to a fraction of a share of Company common stock will receive cash in lieu thereof. Outstanding options to purchase stock of Sontra were also converted into the right to purchase Company common stock based upon the exchange ratio set forth above.

         In connection with the Merger, the composition of the board of directors of the Company was changed to consist of eight directors, six of whom were selected by Sontra. The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to such agreement and the press release of the Company issued on June 24, 2002, copies of which are filed herewith as Exhibits 2.1 and 99.1, respectively, and each of such exhibits is hereby incorporated herein by reference.

         Any statements contained in the press release that are not historical facts are forward-looking statements. In particular, statements using the words "will," "plans," "expects," "believes," "anticipates," or like terms are by their nature predictions based upon current plans, expectations, estimates, and that could significantly affect outcomes, which may differ materially from the forward-looking statements. Specific risks applicable to such forward-looking statements include risks associated with the failure to conclude any proposed agreement and/or changing conditions in the marketplace. Other risks and uncertainties associated with the business of the Company may be reviewed in its public filing on Form S-4/A. Those documents are publicly on file with the U.S. Securities and Exchange Commission (the "Commission").

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Prior to the Merger, the Company's independent accountant was Schechter Dokken Kanter Andrews & Selcer Ltd. ("Schechter") and Sontra's independent accountant was Arthur Andersen LLP ("Andersen"). Because the Merger is being accounted for as a recapitalization under generally accepted accounting principles, the financial statements of Sontra, which have been previously audited by Andersen, will constitute the financial statements of the

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Company beginning as of the consummation of the Merger on June 20, 2002.
Therefore, the Company has decided to continue the engagement of Andersen as its independent accountants following the consummation of the Merger and, accordingly, Schechter was dismissed as the Company's independent accountant.

         The reports of Schechter on the Company's financial statements for the fiscal years ended December 31, 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants from Schechter to Andersen was approved by the board of directors of the Company.

         During the Company's fiscal years ended December 31, 2000 and December 31, 2001 and through the subsequent interim period to June 20, 2002, the Company did not have any disagreement with Schechter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Schechter's satisfaction, would have caused Schechter to make reference to the subject matter of the disagreement in connection with its report. During that time, there were no "reportable events" as set forth in Item 304(a)(1)(i-iv) of Regulation S-B ("Regulation S-B") adopted by the Commission.

         Schechter has been the Company's independent accountant since 1990 and the Company has regularly consulted Schechter since that time and up to the consummation of the Merger. The Company has not consulted Andersen during the Company's last two fiscal years and through the interim period to June 20, 2002 regarding any of the matters specified in Item 304(a)(2) of Regulation S-B. The Company has provided Schechter with a copy of this Form 8-K prior to its filing with the Commission. Schechter has provided a letter to the Company, dated July 3, 2002 and addressed to the Commission, which is attached hereto as Exhibit 16 and is hereby incorporated herein by reference.

ITEM 5.  OTHER EVENTS

         The Nasdaq SmallCap Market has informed the Company that the consummation of the Merger constituted a reverse merger under Nasdaq Marketplace Rule 4330(f) and, therefore, the Company, upon the consummation of the Merger, would be required to meet the initial listing requirements of the Nasdaq SmallCap Market, rather than the Nasdaq SmallCap Market's continued listing requirements. Accordingly, on June 24, 2002, the Company was notified by the Nasdaq SmallCap Market that it failed to comply with certain initial listing requirements and that, as a result, its common stock is subject to delisting from the Nasdaq SmallCap Market, as described in the press release filed as
Exhibit 99.2 to this Current Report on Form 8-K, such press release being incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired.

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         The required financial statements are incorporated by reference from the Company's Registration Statement on Form S-4/A (File No. 333-86814) filed with the Securities and Exchange Commission on May 16, 2002.

(b)      Pro Forma Financial Information.

         In accordance with Article 11 of Regulation S-X, because the Merger was treated as a recapitalization for accounting purposes under GAAP, the Company is not required to file pro forma financial statements in connection with the Merger. However, in connection with the preparation of the Company's initial listing application for publicly traded securities on the Nasdaq SmallCap Market, the Company is filing its Unaudited Pro Forma Condensed Consolidated Balance Sheet as of May 31, 2002, reflecting the transaction described in this report. The Unaudited Pro Forma Condensed Consolidated Balance Sheet is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

(c)      Exhibits

2.1 Agreement and Plan of Reorganization, dated as of February 27, 2002, as amended as of May 14, 2002, by and among ChoiceTel Communications, Inc., CC Merger Corp., a wholly owned subsidiary of ChoiceTel, and Sontra Medical, Inc. (incorporated herein by reference to Annex A on the Registration Statement on Form S-4/A as filed by ChoiceTel Communications, Inc. on May 16, 2002).

16 Letter dated July 3, 2002 from Schechter Dokken Kanter Andrews & Selcer Ltd. to Securities and Exchange Commission.

99.1     Press release issued by the Company on June 24, 2002.

99.2     Press release issued by the Company on June 28, 2002.

99.3     Unaudited Pro Forma Condensed Consolidated Balance Sheet as of May 31,
         2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Sontra Medical Corporation

July 3, 2002                                     By: /s/ Sean Moran
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                                                     Sean Moran
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number    Description

2.1 Agreement and Plan of Reorganization, dated as of February 27, 2002, as amended as of May 14, 2002, by and among ChoiceTel Communications, Inc., CC Merger Corp., a wholly owned subsidiary of ChoiceTel, and Sontra Medical, Inc. (incorporated herein by reference to Annex A on the Registration Statement on FormS-4/A as filed by ChoiceTel Communications, Inc. on May 16, 2002).

16 Letter dated July 3, 2002 from Schechter Dokken Kanter Andrews & Selcer Ltd. to Securities and Exchange Commission.

99.1              Press release issued by the Company on June 24, 2002.

99.2              Press release issued by the Company on June 28, 2002.

99.3              Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
                  May 31, 2002.